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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2002
                                                   (NOVEMBER 19, 2002)
                                                   --------------------

                      ALLIED HEALTHCARE INTERNATIONAL INC.
                      ------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

         1-11570                                             13-3098275
-----------------------------               ------------------------------------
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
         --------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                   555 MADISON AVENUE, NEW YORK, NEW YORK 10022
                   --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  (212) 750-0064
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.           OTHER EVENTS.

         On November 19, 2002, Allied Healthcare International Inc. (the "Company") issued a press release announcing its earnings for the quarter and fiscal year ended September 30, 2002. A copy of the press release is attached to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         99.1     Press release dated November 19, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2002

                               ALLIED HEALTHCARE INTERNATIONAL INC.


                               By: /s/ Daniel A. Bergeron
                                   ------------------------
                               Name: Daniel A. Bergeron
                               Title: Vice President and Chief Financial Officer